Investments	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Fully Benefit-Responsive Investment Contract [Line Items]
Investments	Investments
Plan assets are held by Reliance Trust at December 31, 2025 and 2024. Upon enrollment in the Plan, a participant may direct employee contributions among any or all of the investment options.

Participants may change investment choices any business day by transferring a percentage from one investment alternative to another effective as of the end of any business day. The investments in mutual funds and common collective trusts are valued at the closing net asset value ("NAV") per share as determined by the appropriate fund portfolio on a daily basis.

The MetLife Reliance Stable Value Fund (the “SVF”) is a common collective trust investing primarily in certain MetLife group annuity contracts offered by Metropolitan Life Insurance Company. The SVF is valued at fair value based on the NAV of the underlying investments. The NAV per unit is computed by dividing the total assets of the SVF, less its liabilities, by the total number of units outstanding at the time of such computation.

Certain events limit the ability of the Plan to transact at NAV (contract value) with the issuer. Such events include but may not be limited to the following: (1) the complete or partial termination of the Plan (2) bankruptcy of the Plan sponsor or other Plan sponsor events (for example, divestitures or spin-offs of a subsidiary) that cause a significant withdrawal from the Plan, or (3) the failure of the trust to qualify for exemption from federal income taxes or any required prohibited transaction exemption under ERISA. The Plan Administrator does not believe that any of the events which could limit the Plan’s ability to transact at contract value with participants are probable of occurring.